UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

April 1, 2022
Date of Report (date of earliest event reported)

Steel Partners Holdings L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35493	13-3727655
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, NY		10022
(Address of Principal Executive Offices)		(Zip Code)

(212) 520-2300
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, $0 par value	SPLP	New York Stock Exchange
6.0% Series A Preferred Units	SPLP-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 1, 2022, SL Delaware Holdings, Inc. (“Seller”), a subsidiary of Steel Partners Holdings L.P. (the “Company”), and the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) by and among Seller, AEI US Subsidiary LLC, a subsidiary of Advanced Energy Industries, Inc. (“Purchaser”), SL Power Electronics Corporation, a wholly-owned subsidiary of the Company (“SL Power”), and, for the limited purposes set forth in the Purchase Agreement, Advanced Energy Industries, Inc. (“Purchaser Guarantor”) and the Company (collectively, the “Parties”). SL Power comprises the Company’s Electrical Products business and designs, manufactures and markets power conversion solutions for original equipment manufacturers in the medical, lighting, audio-visual, controls and industrial sectors.

Pursuant to the Purchase Agreement, on the terms and subject to the conditions set forth therein, Seller has agreed to sell to Purchaser SL Power for a total purchase price of approximately $144.5 million (the “Transaction”), consisting entirely of cash. The closing of the Transaction is subject to certain customary conditions, including the accuracy of the representations and warranties of, and compliance with covenants by, each of the Parties to the Purchase Agreement and certain internal corporate reorganization, including the transfer of SL Power’s interests in Condor Power Supplies de Mexico, S.A. de C.V. to Seller. There can be no assurance that these closing conditions will be satisfied. The closing of the Transaction is not subject to a financing condition or to the approval of the Company’s unitholders, and is expected to occur in the second quarter of 2022.

The Purchase Agreement contains representations, warranties and covenants of the Parties that are customary for transactions of this type. Until the closing of the Transaction, Seller and SL Power have agreed, subject to certain exceptions, to, and to cause SL Power and its subsidiaries to, conduct their respective business in the ordinary course consistent with past practice. The Parties are required to use their respective commercially reasonable efforts to take, or cause to be taken, all actions necessary, proper or advisable under applicable laws to consummate the Transaction.

In addition, the Purchase Agreement contains certain termination rights that are customary for a transaction of this type, including, for example, if the closing of the Transaction has not occurred on or prior to the date that is 60 days after the date of the execution of the Purchase Agreement, 2022 (the “Outside Date”), which may be extended once by Purchaser in certain circumstances where certain regulatory approvals remain the only conditions to the closing of the Transaction that have not been satisfied and the terminating party is not in breach of the Purchase Agreement and such breach was not the primary cause of the failure of closing of the Transaction to occur before the Outside Date.

Pursuant to the Purchase Agreement, the Company and Purchaser will enter into a transition services agreement at the closing of the Transaction to ensure an orderly transition in effecting the Transaction.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached to this Current Report on Form 8-K (this “Form 8-K”) as Exhibit 2.1 and is incorporated herein by reference. The Purchase Agreement has been attached to provide investors with information regarding its terms. The terms and information therein should not be relied on as disclosure about the Company without consideration of the reports that the Company files with the Securities and Exchange Commission (the “SEC”). The terms of the Purchase Agreement (such as the representations and warranties) govern the contractual rights and relationships, and allocate risks, among the Parties in relation to the Transaction. In particular, the representations and warranties made by the Parties to each other in the Purchase Agreement have been negotiated among the Parties with the principal purpose of setting forth their respective rights with respect to their obligation to close the Transaction should events or circumstances change or be different from those stated in the representations and warranties. Matters may change from the state of affairs contemplated by the representations and warranties. The Company does not undertake any obligation to release publicly any revisions to these representations and warranties, except as required under U.S. federal or other applicable securities laws.

Item 7.01	Regulation FD Disclosure.

On April 4, 2022, the Company issued a press release announcing the entry into the Purchase Agreement and the Transaction, a copy of which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 on this Form 8-K and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*
Purchase Agreement, dated as of April 1, 2022, by and among SL Delaware Holdings, Inc., a subsidiary of Steel Partners Holdings L.P., AEI US Subsidiary LLC, a subsidiary of Advanced Industries, Inc., SL Power Electronics Corporation and, for the limited purposes set forth therein, Advanced Energy Industries, Inc. and Steel Partners Holdings L.P.

99.1	Press Release, dated April 4, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

Forward-Looking Statements

Certain information in this Form 8-K may constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those stated. Such forward-looking statements are not guarantees of future performance, and are subject to various factors that could cause actual results to differ materially, including, without limitation: the satisfaction of the closing conditions to the Transaction and the representations, warranties and covenants of the Parties contained in the Purchase Agreement; the ability of the Parties to negotiate a transition services agreement at the closing of the Transaction; and other factors discussed in the “Risk Factors” section of the Company's filings with the SEC, including the Company’s Annual Report Form 10-K for the year ended December 31, 2021. Any forward-looking statement made in this Form 8-K speaks only as of the date hereof, and undue reliance should not be placed on such forward-looking statements. Except as otherwise required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, or any facts, events, or circumstances after the date hereof that may bear upon forward-looking statements. Additionally, the Company does not undertake any responsibility to provide updates on the occurrence of unanticipated events which may cause actual results to differ from those expressed or implied by these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 4, 2022	Steel Partners Holdings L.P.

	By:	/s/ Jason Wong
Name: Jason Wong
Title: Chief Financial Officer